FOURTH AMENDMENT
TO POOLING AND SERVICING AGREEMENT

between

THE BANK OF NEW YORK,
Trustee

and

THE MONEY STORE, LLC,
Servicer

Dated as of October 10, 2003

The Money Store Asset Backed Certificates
Series 1998-A

FOURTH AMENDMENT TO POOLING AND SERVICING AGREEMENT

     THIS FOURTH AMENDMENT TO POOLING AND SERVICING AGREEMENT (this “Amendment”) is hereby executed as of October 10, 2003 between THE BANK OF NEW YORK, as Trustee (the “Trustee”), and THE MONEY STORE LLC (as successor in interest to The Money Store Inc.), as Servicer (the “Servicer”), to amend at certain Pooling and Servicing Agreement dated as of February 28, 1998 (as heretofore amended, the “Pooling Agreement”) among The Bank of New York, as Trustee, The Money Store, LLC (as successor in interest to The Money Store Inc.), as Representative, Servicer and Claims Administrator, and certain Originators listed therein.

WITNESSETH:

     WHEREAS, the Pooling Agreement was entered into in connection with the issuance of The Money Store Asset Backed Certificates, Series 1998-A (the “Certificates”).

     WHEREAS, Section 13.02(a) of the Pooling Agreement permits the Servicer and the Trustee, with the prior written consent of MBIA Insurance Corporation, as the Certificate Insurer, to enter into a written agreement amending the Pooling Agreement to correct or supplement any provisions thereof.

     WHEREAS, the parties hereto wish to amend the Pooling Agreement as set forth herein and agree that all the conditions to the execution of this Amendment in accordance with Section 13.02(a) of the Pooling Agreement have been satisfied.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned hereby agrees as follows:

     1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in or pursuant to the Pooling Agreement.

     2. Repayment of Unpaid Realized Loss Amounts. The Holder of the Class X Certificates has deposited $1,121,935.84 (the “Refund Amount”) with the Trustee. On the Remittance Date occurring in October 2003, the Trustee shall distribute the Refund Amount to the Holders of the Class MH-2 Certificates, which distribution shall be deemed a payment of Unpaid Realized Loss Amounts with respect to such Certificates. Upon the distribution of the Refund Amount as described above, the Unpaid Realized Loss Amounts with respect to the Class MH-2 Certificates shall be equal to zero.

     3. Adjustment of Aggregate Amounts Distributed With Respect To Shortfall Amounts. As of the date hereof, the aggregate amount of all distributions made on the Certificates of Pool III with respect to Shortfall Amounts on prior Remittance Dates shall be deemed equal to zero.

     4. Regarding the Backup Letter of Credit. On the date hereof, the Servicer shall deliver the Backup Letter of Credit to the Trustee for the benefit of the Certificateholders,

which Backup Letter of Credit shall be in form and substance acceptable to the Trustee. The Backup Letter of Credit shall constitute an asset of the Trust Fund. The Trustee shall hold and maintain the Backup Letter of Credit and any amendments, replacements or supplements thereto as Trustee in trust upon and subject to the conditions set forth herein and in the Pooling Agreement for the benefit of the Certificateholders. The Trustee shall enforce the terms of the Backup Letter of Credit and enforce any other remedies or rights otherwise available to it at law or in equity with respect to the Backup Letter of Credit, all for the benefit of the Certificateholders, and draw upon the Backup Letter of Credit only in accordance with its terms and the terms of the Pooling Agreement, as amended by this Amendment. The Trustee shall not be responsible for reimbursing the amount of any draw on the Backup Letter of Credit or paying any fees or charges related to the Backup Letter of Credit. The Trustee also shall not be responsible for renewing or replacing the Backup Letter of Credit. The Trustee makes no representations as to the validity or sufficiency of this Amendment, the Backup Letter of Credit, the Certificates, or any Mortgage Loan or related document.

     5. Amendment to Article I of the Pooling Agreement to Add Additional Defined Terms. Article I of the Pooling Agreement is hereby amended by adding the following additional defined terms:

     “BACKUP LETTER OF CREDIT: The Irrevocable Standby Letter of Credit Number SM205158 issued on September 30, 2003 by Wachovia Bank, National Association in the amount of $20,834,206.95 and in favor of the Trustee, which expires on the earlier of (i) May 15, 2024 and (ii) the date on which the Maximum Backup Letter of Credit Amount equals zero.”

     “BACKUP LETTER OF CREDIT DRAW AMOUNT: With respect to any Remittance Date, the aggregate amount of the reduction in the Class Principal Balance of the Class M Certificates and/or Class BH Certificates that would have resulted from the application of the Pool Applied Realized Loss Amount in accordance with Section 6.09(b) without taking into account the effect of the Fourth Amendment minus the amount of such reduction paid to the Holders of those Certificates as principal pursuant to clause (xvi)(B) of Section 6.08(d)(Z); provided, however, no Backup Letter of Credit Draw Amount shall exceed the Maximum Backup Letter of Credit Amount for such date.”

     “FIRST AMENDMENT: Amendment No. 1 to Pooling and Servicing Agreement dated as of October 1, 1999 between The Bank of New York, as Trustee, and The Money Store, LLC (as successor in interest to The Money Store Inc.), as Servicer.”

     “FOURTH AMENDMENT: The Fourth Amendment to Pooling and Servicing Agreement dated as of October 10, 2003 between The Bank of New York, as Trustee, and The Money Store, LLC (as successor in interest to The Money Store Inc.), as Servicer.”

     “MAXIMUM BACKUP LETTER OF CREDIT AMOUNT: On the date hereof, $20,834,206.95, and on any date of determination subsequent to the date hereof, $20,834,206.95 minus the aggregate Backup Letter of Credit Draw Amounts for all prior Remittance Dates.”

     6. Amendment to Article I of the Pooling Agreement to Amend and Restate the Definitions of Certain Defined Terms. The definition of the following defined term set forth in Article I of the Pooling Agreement is hereby amended and restated in its entirety as follows:

     “TRUST FUND: The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets (including any Permitted Instruments) as from time to time are identified as REO Property relating to Mortgage Loans or are deposited in or constitute the Certificate Accounts, Principal and Interest Account, Expense Account, Pre-Funding Account, Capitalized Interest Account, Spread Account, FHA Premium Account and Insurance Accounts, (iii) the Trustee’s and the Co-Trustee’s rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any related Insurance Proceeds, (iv) the Certificate Insurance Policies, (v) the Backup Letter of Credit and the Trustee’s rights thereunder, (vi) Liquidation Proceeds and (vii) Released Mortgaged Property Proceeds, including all earnings thereon and proceeds thereof. The Mortgage Loans included from time to time in the Trust Fund shall be divided into three separate sub-trusts, one for the Pool I Mortgage Loans, one for the Pool II Mortgage Loans and one for the Pool III Mortgage Loans.”

     7. Amendment to Section 6.08(d)(Z). The text of Section 5.08(d)(Z) immediately preceding clause (i) thereof is hereby amended and restated in its entirety to read as follows:

(Z)	With respect to Pool III, on each Remittance Date, and after making the allocations set forth in Section 6.14, the Trustee shall withdraw from the applicable Certificate Account the Pool Available Amount for such Pool, net of reimbursements to the Servicer or the Representative for Reimbursable Advances pursuant to Section 5.04(f) and net of amounts withdrawn pursuant to Section 6.01(b)(ii) to make deposits to the FHA Premium Account, and, with respect to Section 6.08(d)(Z)(xvi)(C), before application of any Letter of Credit Payment (as defined in the First Amendment) on such Remittance Date, make any appropriate draw on the Backup Letter of Credit, and make distributions thereof in the following order of priority (based solely upon information provided by the Servicer):

     8. Amendment to Clause (xvi) of Section 6.08(d)(Z). Clause (xvi) of Section 6.08(d)(Z) is hereby amended and restated in its entirety to read as follows:

(xvi)	(A)	after payment of the amounts specified in clauses (i) through (xv) above, to pay the Class B Pool Realized Loss Amount for Pool III to the Holders of the Class BH Certificates;

after payment of the amounts specified in clauses (i) through (xv) and clause (xvi)(A) above, to the extent the Class Principal Balances of the Class M Certificates and/or the Class BH Certificates would have been reduced in accordance with Section 6.09(b) as a result of the application of the Pool Applied Realized Loss Amount without taking into account the effect of the Fourth Amendment, to pay principal of those Certificates to the Holders thereof (first to the Holders of the Class MH-1 Certificates, then to the Holders of the Class MH-2 Certificates, and then to the Holders of the Class BH Certificates); and

to the extent that amounts available for distribution pursuant to clause (B) above are insufficient to pay the full amount that the Class Principal Balances of the Class M Certificates and/or the Class BH Certificates would have been reduced in accordance with Section 6.09(b) as a result of the application of the Pool Applied Realized Loss Amount without taking into account the effect of the Fourth Amendment, the Trustee shall draw on the Backup Letter of Credit an amount equal to the Backup Letter of Credit Draw Amount and use the proceeds thereof to pay to the Holders of those Certificates as principal the amount of such insufficiency (first to the Holders of the Class MH-1 Certificates, then to the Holders of the Class MH-2 Certificates, and then to the Holders of the Class BH Certificates); provided, however, no Backup Letter of Credit Draw Amount shall exceed the Maximum Backup Letter of Credit Amount for such date.

     9. Amendment to Section 6.14(b)(iv). Section 6.14(b)(iv) is hereby amended and restated in its entirety as follows:

     (iv) fourth, in the case of Pool III to reduce the related Class M and Class B Interest Shortfall Carryforward Amounts and then the Class Realized Loss Amounts in the order provided under Section 6.08(d)(Z)(xi)-(xv) and Section 6.08(d)(Z)(xvi)(A), respectively;

     10. Effect of Amendment.

     (a) The parties acknowledge and agree that subject to the provisions of this Amendment, the provisions of the Pooling Agreement shall remain in full force and effect.

     (b) This Amendment, the Pooling Agreement and the documents delivered in connection herewith and therewith represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreement of the parties. There are no unwritten oral agreements among the parties. This Amendment may not be amended, modified or supplemented except by an instrument in writing executed by the parties hereto.

     (c) This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     11. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     12. Governing Law. This Amendment shall be governed by and construed under the laws of the State of New York without regard to conflict of law principles (other than Title 14 of Article 5 of the New York General Obligations Law).

     13. Limitation of Liability of Trustee. The recitals contained herein shall be taken as the statements of the Servicer, and the Trustee assume no responsibility for their correctness. The Trustee make no representations as to the validity or sufficiency of this Amendment or the Backup Letter of Credit. The Trustee shall not be responsible for the legality or validity of this Amendment or the Backup Letter of Credit.

[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE BANK OF NEW YORK, Trustee

	By:	/s/ DAVID M. MERLINO
Name: DAVID M. MERLINO Title: ASSISTANT TREASURER

THE MONEY STORE, LLC, Servicer

	By:	Name: Title:

Consented and agreed to by:

MBIA INSURANCE CORPORATION, Certificate Insurer

By: Name: Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE BANK OF NEW YORK, Trustee
	By:	Name:
Title:

THE MONEY STORE, LLC, Servicer

	By:	/s/ Robert V. Burton Name: Robert V. Burton Title: President

Consented and agreed to by:

MBIA INSURANCE CORPORATION, Certificate Insurer
By:
Name: Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE BANK OF NEW YORK, Trustee

	By:	Name: Title:

THE MONEY STORE, LLC, Servicer

	By:	Name: Title:

Consented and agreed to by:

MBIA INSURANCE CORPORATION, Certificate Insurer

By: /s/ Steven Ruterman Name: Steven Ruterman Title: Vice President